Exhibit 99.1

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2005 Simmons & Company Energy Conference

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Top Company in America 2004	2004 Oil Company of the Year	2004 United Way Spirit of America Award	Seven VPP Star Site Refineries	Number 23 on 2005 Fortune 100 Best Companies to Work For

Safe Harbor Statement

Statements contained in this presentation that state the company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934.  The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements.  It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements.  For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the company’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on the company’s web site at http://www.valero.com.  These factors include potential changes in gasoline, crude oil, distillate and other commodity prices, varying market conditions, actions of government, hostilities in oil producing regions, adverse rulings in litigation and potential delays or other changes in work and repair schedules.  The company undertakes noobligation to update or publicly release the result of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or which the company becomes aware of after the date of this presentation or to reflect the occurrence of unanticipated events.

2004 – Record Year of Achievements for Valero

•             Record recognition

•             #1 on Forbes’ 400 Best Big Companies

•             Platt’s 2004 Oil Company of the Year

•             7 OSHA VPP Star Sites

•             #23 on Fortune’s 100 Best Companies to Work For

•             United Way’s Spirit of America Award

•             Record margins, record sour crude discounts and record throughputs

•             $6.53 EPS ($13.06 pre-split)

•             98% Total Shareholder Return

Realizing the Benefits of the New Era of Refining

Tightening Supply/Demand Fundamentals

Global Demand Growth Compared To Refinery Capacity Expansion

[CHART]

Source: Purvin & Gertz, IEA, PIRA, ESAI, Company Information

•             2000 to 2004, demand growth absorbed global excess capacity

•             Global utilization rates pushing limits

•             Conversion capacity continues to get tighter

•             Future demand growth expected to continue to outpace capacity growth

•             Amplifies impact of turnarounds and unscheduled outages

Regulatory Changes Impacting Supply

Maximum Gasoline	Maximum Diesel
Sulfur Content (PPM)	Sulfur Content (PPM)

[CHART]	[CHART]

•             Major changes in sulfur specs

•             2005 in Europe and 2006 in US

•             Capital diverted to regulatory compliance rather than capacity increases

Further tightens supply; restricts pool of potential imports

Continuation of Outstanding Sour Crude Discounts

Sour Crude Discounts to WTI

[CHART]

Note: Forward curve as of February 24, 2005

•             Big move occurred in mid-2004

•             2005 discounts starting at near record levels, with an outstanding forward curve

Sour Crude Fundamentals Never Looked Better

Estimated Quality of Reserves (2005)	Estimated World Crude Demand by Quality Type (2005)

[CHART]	[CHART]

Source: Oil & Gas Journal, Company Information

•             Fundamental issue … disconnect between global crude reserves and crude demand

•              Incremental barrel coming to market is more heavy & more sour

•              Demand for sweet crudes continuing to grow

Valero … Outstanding Sour Conversion Capacity

Conversion Capacity(1)

[CHART]

Note:  VLO includes Aruba and Quebec

Source: Oil & Gas Journal, Company Websites

(1): Conversion Capacity = Sum of Coking, Hydrocracking and Cat Cracking Capacity

•             Valero is an industry leader in upgrading capacity

•             Valero’s upgrading capacity provides superior operational flexibility

•             Significant capital investment and long lead time required to add conversion capacity

•             No significant growth in conversion capacity expected until at least ‘07 to ‘09 time period

Higher Highs, Higher Lows - Products & Feedstocks

Rolling 5 - Year Average
Product Margins & Sour Crude Discounts

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Track Record of Successful Investments

•             Texas City Coker

•              $350 million investment

•              $200 million income contribution in 2004

•              2 year pay-back on investment

•             St. Charles

•              Acquired in July 2003 for $400 million

•              $335 million income contribution in 2004

•              Capital investments & operational improvements

•             Aruba

•              Acquired in March 2004 for $365 million

•              $290 million income contribution in 2004 (3 quarters)

•              Capital investments & improved reliability

Valero Continues to Invest for the Future

Projected Capital Expenditure

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•             Focused on Tier II capital expenditures in 2005 & 2006

•             Continued investment in strategic capital

•              Further increase in sour & heavy crude processing capability

Higher Earnings Despite Lower Product Margins

•             4Q04 – Great Example

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•             Similar expectation for 2005 earnings

•              Higher distillate margins and wider sour crude discounts expected to more than offset lower gasoline margins

•              $175 million benefit from 2004 and 2005 strategic projects

•              $85 million benefit from full first quarter for Aruba

•                       2005 Earnings Outlook Better Than 2004

*NOTE: Other includes: Canada, Wholesale, Retail and OPEX Variances

Valero … Continuing Our Successful Strategy

•             Proven results in utilizing cash flow

•              Highly successful acquisition & CAPEX strategy

•              Experienced management with a sustainable growth plan

•             Will continue to:

•              Invest in our assets

•              Look for selective, accretive acquisitions

•              Reduce debt

•              Increase dividend

•              Buy back stock

•              Invest in our communities and our employees

Great Assets and Proven Strategy …

•                  Outstanding Value for Shareholders

APPENDIX

Key Strategic Capital Projects – 2004 & 2005

(Dollars in Millions)

Strategic CAPEX Projects 2004 & 2005	Est. Start-Up	Thruput (Mbpd)	Est. Total Cost	Annualized Op. Inc Contrib.	Incremental 2005 Op. Inc. Contrib.
2004 Strategic CAPEX
• Benicia alky expansion	Comp.	4	$23	$14	$2
• St. Charles crude/coker	Comp.	30	$14	$42	$14
• Paulsboro CCR reformer	Comp.	8	$51	$23	$8
• Quebec CCR reformer, Grane process.	Comp.	30	$103	$34	$27
• Other 2004 Strategic Projects	Comp.	7	$59	$29	$7

2005 Strategic CAPEX
• St. Charles FCC upgrade, alky expan.	Comp.	15 & 5	$47	$40	$33
• Corpus Christi expander turbine, HOC	Comp.	—	$16	$27	$22
• Ardmore- sour processing, other	1Q, 2Q	—	$75	$35	$28
• Three Rivers sour crude	2Q	—	$44	$21	$15
• Aruba Visbreaker	3Q	30	$40	$32	$12
• Aruba coker expansion	4Q	12	$16	$27	$7
					$175

2005 Turnaround Schedule

REFINERY	UNITS	QUARTER	DAYS
Corpus Christi	Heavy Oil Cracker, Alkylation Unit, MTBE Unit	1Q	28
St. Charles	FCC, Alkylation Unit	1Q	28
Houston	FCC	1Q	9
Ardmore	Plant wide	1Q	28
Three Rivers	Plant Wide	2Q	22
Aruba	Coker #2/Crude Unit	3Q	28
Quebec	Crude/CCR	3Q/4Q	14
Aruba	Coker #1	4Q	26
McKee	Plant wide	4Q	21